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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                June 4, 1999
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                            Bankers Trust Corporation
                   -------------------------------------------
                    (Exact name of registrant as specified in
                                  its charter)


                                    New York
                       ----------------------------------
                         (State or other jurisdiction of
                                 incorporation)


               1-5920                                      13-6180473
      ------------------------                ----------------------------------
      (Commission file number)                 (IRS employer identification no.)

 130 Liberty Street, New York, New York                       10006
  -------------------------------------                    -----------
     (Address of principal executive                        (Zip code)
              offices)



Registrant's telephone number, including area code    (212) 250-2500
                                                      --------------



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Item 5. Other Events

     On June 4, 1998, Bankers Trust Corporation, a New York corporation ("Bankers Trust"), was merged with a wholly-owned subsidiary of Deutsche Bank AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany ("Deutsche Bank"), with Bankers Trust as the surviving corporation (the "Merger"), pursuant to the terms of a definitive agreement to merge (the "Merger Agreement") entered into among Bankers Trust, Deutsche Bank and a wholly-owned subsidiary of Deutsche Bank on November 30, 1998.

     On June 4, 1999, Deutsche Bank issued a press release concerning the consummation of the Merger. A copy of the press release is attached as Exhibit
99.1 hereto and is incorporated herein by reference.


Item 7. Financial Statement and Exhibits

     (c) Exhibits

               99.1 Press Release issued by Deutsche Bank on June 4, 1999


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  June 4, 1999

                                    BANKERS TRUST CORPORATION


                                      By: /s/ James T. Byrne, Jr.
                                          -----------------------
                                      Name:  James T. Byrne, Jr.
                                      Title: Senior Vice President and
                                             Secretary